UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2014

Affinia Group Intermediate Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-128166-10	34-2022081
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Wix Way Gastonia, North Carolina	28054
(Address of principal executive offices)	(Zip Code)

(704) 869-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The following information is provided pursuant to Item 8.01 of Form 8-K, “Other Events.”

Item 8.01 – Other Events.

On August 29, 2014, Wix Filtration Corp LLC (“Wix”), an indirect wholly-owned subsidiary of Affinia Group Intermediate Holdings Inc., and CQ Sourcing, Inc. (“CQ Sourcing”), a subsidiary of Advance Auto Parts, Inc., agreed to end their current business relationship effective as of December 31, 2014. Such current business relationship consists of Wix selling to CQ Sourcing various CARQUEST® filters. Until December 31, 2014, Wix will continue to sell such filters to CQ Sourcing in accordance with the commercial sales terms currently in place and no later than 60 days after December 31, 2014, CQ Sourcing will purchase from Wix all filters of Wix either finished or committed as a branded CARQUEST® filter and all of Wix’s CARQUEST® branded packaging.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Affinia Group Intermediate Holdings Inc.

Date: September 3, 2014	By:	/s/ David E. Sturgess
	Name:	David E. Sturgess
	Title:	General Counsel

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